                                    EXHIBIT 2

                     DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                             OR CONTROLLING PERSONS

1. Leviathan Gas Pipeline Company. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of Leviathan Gas Pipeline Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   Leviathan Gas Pipeline Company                Director and Chairman of the Board
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert G. Phillips                Leviathan Gas Pipeline Company                Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   Leviathan Gas Pipeline Company                Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Grant E. Sims                     Leviathan Gas Pipeline Company                Director and Chief Executive Officer
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
James H. Lytal                    Leviathan Gas Pipeline Company                Director and President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Keith B. Forman                   Leviathan Gas Pipeline Company                Vice President and Chief Financial Officer
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
D. Mark Leland                    Leviathan Gas Pipeline Company                Vice President and Controller
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Malcolm Wallop                    Leviathan Gas Pipeline Company                Director
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Michael B. Bracy                  Leviathan Gas Pipeline Company                Director
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Douglas Church                 Leviathan Gas Pipeline Company                Director
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002

2. Leviathan Holdings Company. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of Leviathan Gas Pipeline Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   Leviathan Holdings Company                    Director and Chairman of the Board
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert G. Phillips                Leviathan Holdings Company                    Director and President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   Leviathan Holdings Company                    Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Grant E. Sims                     Leviathan Holdings Company                    Senior Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert L. Cavnar                  Leviathan Holdings Company                    Senior Vice President and
(United States Citizen)           El Paso Energy Building                       Chief Operating Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002

3. DeepTech International Inc. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of Leviathan Gas Pipeline Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   DeepTech International Inc.                   Director and Chairman of the Board
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert G. Phillips                DeepTech International Inc.                   Director and President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   DeepTech International Inc.                   Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Grant E. Sims                     DeepTech International Inc.                   Senior Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert L. Cavnar                  DeepTech International Inc.                   Senior Vice President and
(United States Citizen)           El Paso Energy Building                       Chief Operating Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002

4. El Paso Energy Corporation. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of Leviathan Gas Pipeline Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   El Paso Energy Corporation                    Chairman of the Board, President and
(United States Citizen)           El Paso Energy Building                       Chief Executive Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   El Paso Energy Corporation                    Executive Vice President and Chief
(United States Citizen)           El Paso Energy Building                       Financial Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Joel Richards III                 El Paso Energy Corporation                    Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Mark A. Searles                   El Paso Energy Corporation                    Senior Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Jeffrey I. Beason                 El Paso Energy Corporation                    Vice President and Controller
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
C. Dana Rice                      El Paso Energy Corporation                    Vice President and Treasurer
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Britton White Jr.                 El Paso Energy Corporation                    Executive Vice President and General
(United States Citizen)           El Paso Energy Building                       Counsel
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Byron Allumbaugh                  Ralphs Grocery Company                        Director of El Paso/Retired Former
(United States Citizen)           610 Newport Center Drive, Suite 210           Chairman, Ralphs Grocery Company
                                  Newport Beach, CA 92660
Juan Carlos Braniff               Presidente Masaryk No. 8                      Director of El Paso/Deputy CEO
(Mexican Citizen)                 6th Floor                                     Insurance & Pension Sector Grupo
                                  Col. Bosques de Chapultepec                   Financiero Bancomer
                                  Mexico, D.F. 11588
Peter T. Flawn                    University of Texas                           Director of El Paso
(United States Citizen)           23rd and San Jacinto                          President Emeritus, University of
                                  Room GEO 526                                  Texas at Austin
                                  Austin, Texas 78705
James F. Gibbons                  Stanford University                           Director of El Paso/Former Dean of
(United States Citizen)           Paul G. Allen Center for Integrated Systems   Engineering, Stanford University
                                  Room 201, Mail Drop 4075
                                  Stanford, CA 94305
Ben F. Love                       Chase Bank of Texas                           Director of El Paso/Investor
(United States Citizen)           600 Travis, 18th Floor                        Former Chairman and CEO, Texas
                                  Houston, Texas 77002                          Commerce Bancshares
Kenneth L. Smalley                5 Queensview Court                            Director of El Paso/Retired Former
(United States Citizen)           Dallas, Texas 75225                           President of Phillips 66 Natural Gas
                                                                                Company
Malcolm Wallop                    Frontiers of Freedom                          Director of El Paso
(United States Citizen)           Western Strategy Group                        Chairman, Western Strategy Group and
                                  1100 Wilson Boulevard, Suite 1400             Frontiers of Freedom
                                  Arlington, VA 22209

5. El Paso Tennessee Pipeline Co. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of El Paso Tennessee Gas Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   El Paso Energy Corporation                    Chairman of the Board, President and
(United States Citizen)           El Paso Energy Building                       Chief Executive Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Joel Richards III                 El Paso Energy Corporation                    Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   El Paso Energy Corporation                    Director, Executive Vice President
(United States Citizen)           El Paso Energy Building                       and Chief Financial Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Jeffrey I. Beason                 El Paso Energy Corporation                    Director, Vice President and Controller
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Kenneth L. Smalley                El Paso Energy Corporation                    Director
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Britton White, Jr.                El Paso Energy Corporation                    Director, Executive Vice President and
(United States Citizen)           El Paso Energy Building                       General Counsel
                                  1001 Louisiana Street
                                  Houston, Texas 77002

6. El Paso Field Services Company. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of El Paso Field Services Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   El Paso Energy Corporation                    Chairman of the Board
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert G. Phillips                El Paso Energy Corporation                    Director and President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   El Paso Energy Corporation                    Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Jeffrey I. Beason                 El Paso Energy Corporation                    Vice President and Controller
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert L. Cavnar                  El Paso Energy Corporation                    Senior Vice President and Chief
(United States Citizen)           El Paso Energy Building                       Operating Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002

7. EPEC Deepwater Gathering Company. The name, present principal occupation or employment, and the name of any corporation or the organization in which such employment is conducted, of each of the directors and executive officers of EPEC Deepwater Gathering Company is set forth below.

Name and Citizenship              Business Address                              Position/Principal Occupation
Executive Officers & Directors:
-----------------------------------------------------------------------------------------------------------------------

William A. Wise                   El Paso Energy Corporation                    Chairman of the Board
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert G. Phillips                El Paso Energy Corporation                    Director and President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
H. Brent Austin                   El Paso Energy Corporation                    Director and Executive Vice President
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Jeffrey I. Beason                 El Paso Energy Corporation                    Vice President and Controller
(United States Citizen)           El Paso Energy Building
                                  1001 Louisiana Street
                                  Houston, Texas 77002
Robert L. Cavnar                  El Paso Energy Corporation                    Senior Vice President and
(United States Citizen)           El Paso Energy Building                       Chief Operating Officer
                                  1001 Louisiana Street
                                  Houston, Texas 77002